OTHER CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2018
OTHER CURRENT ASSETS.
Summary of other current assets

	2018	2017
As at 31 December	US$’000	US$’000
Oil inventory on hand, lesser of cost or net realisable value	506	908
Equipment inventory, lesser of cost or net realisable value	1,647	1,479
Prepaid expenses	1,321	915
Other	72	170
Total other current assets	3,546	3,472